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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                                April 23, 1999

                              UTILX CORPORATION
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
               (State or other jurisdiction of incorporation)


             0-16821                                 91-1171716
     (Commission File Number)             (IRS Employer Identification No.)

                              22820 Russell Road
                                P.O. Box 97009
                          Kent, Washington 98064-9709
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: (253) 395-0200



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Item 5.  OTHER EVENTS

     On April 23, 1999, UTILX Corporation (the "Company"), announced that it had completed a major refinancing with FINOVA Capital Corporation, providing a $10 million, two-year, revolving credit facility to the Company for working capital and general corporate purposes, replacing the Company's previous $7.5 million credit facility with Seafirst Bank of Washington.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial statements.

         Not applicable.

     (b) Pro forma financial information.

         Not applicable.

     (c) Exhibits.

         99  Press release issued by the Company, dated April 23, 1999.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: April 26, 1999
                                       UTILX CORPORATION


                                       By:  /s/ Darla V. Norris
                                            ----------------------------------
                                            Name: Darla V. Norris
                                            Title: Senior Vice President/Chief
                                                   Financial Officer